Amounts receivable	6 Months Ended
Feb. 28, 2022
Amounts receivable

5.	Amounts receivable

The Company’s amounts receivable arise from two main sources: (i) receivables due from related parties, and (ii) harmonized services tax (“HST”) and value added tax (“VAT”) receivable from government taxation authorities. These are broken down as follows:

	February 28, 2022	August 31, 2021
HST and VAT receivable	$500	$432
Other	40	28
Amounts Receivable	$540	$460

Below is an aged analysis of the Company’s amounts receivable:

	February 28, 2022	August 31, 2021
Less than 1 month	$26	$23
1 to 3 months	45	43
Over 3 months	469	394
Total Amounts Receivable	$540	$460

At February 28, 2022, the Company anticipates full recovery of these amounts and therefore no impairment has been recorded against these receivables. The credit risk on the receivables is further discussed in Note 21.

The Company holds no collateral for any receivable amounts outstanding as at February 28, 2022.